Exhibit 99.906CERT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PIMCO California Municipal Income Fund II (the “Registrant”), do hereby certify, to such officer’s knowledge, that

(1)

The Semi-Annual Report on the Form N-CSR for the six months ended ended November 30, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 4, 2009

By /s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within this written statement required by Section 906, has been provided to PIMCO California Municipal Income Fund II and will be retained by PIMCO California Municipal Income Fund II and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PIMCO California Municipal Income Fund II (the “Registrant”), do hereby certify, to such officer’s knowledge, that

(1)

The Semi-Annual Report on the Form N-CSR for the six months ended November 30, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 4, 2009

By /s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by Section 906, has been provided to PIMCO California Municipal Income Fund II and will be retained by PIMCO California Municipal Income Fund II and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.